UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2009

Adept Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27122	94-2900635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Inglewood Drive, Pleasanton CA	94588
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (925) 245-3400

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 28, 2009, Adept Technology, Inc. issued a press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the company has received a $2.5 million order for its vision-guided robots, which Adept expects to recognize as revenue in the first quarter of fiscal 2010.

This Current Report on Form 8-K and attached press release contains certain forward-looking statements including statements regarding future revenue, demand for Adept's products and financial results, which statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in the forward-looking statements for a variety of reasons, including but not limited to, factors affecting Adept's fluctuating operating results including factors difficult to forecast; the effect of the current economic downturn in manufacturing and other businesses of our customers and risks of nonpayment and customer insolvency; the actual results and potential impact of restructuring efforts; risks of acceptance of Adept's new or current products in the marketplace; future economic, competitive and market conditions including those in Europe and Asia and those related to Adept's strategic markets; the risks and regulatory requirements associated with international operation, sales and foreign suppliers and the impact of foreign currency exchange; the cyclicality of capital spending of Adept's customers and lack of long-term customer contracts; dependence on the continued growth of the intelligent automation market; the highly competitive nature of and rapid technological change and competition within the intelligent automation industry; the lengthy sales cycles for Adept's products; Adept's increasing investment in markets that are subject to increased regulation and potential product liability; Adept's outsourced manufacturing and IT dependence and risks associated with sole or single sources of supply; risks associated with product defects; potential delays associated with the development and introduction of new products; Adept's ability to sell its products through resellers who may also promote competing products; risks associated with variations in our gross margins based on factors not always in Adept's control; the need to complete acquisitions to expand operations; risks of unfair termination claims by employees; risks related to Adept's potential inability to strengthen its internal controls over financial reporting; potential securities class action litigation if Adept's stock price remains volatile or operating results suffer; and costs of being a public company.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated July 28, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adept Technology, Inc. (Registrant)
July 28, 2009 (Date)	/s/ LISA M. CUMMINS Lisa M. Cummins Vice President of Finance and Chief Financial Officer